Investor A1 [Member] Investment Strategy - Investor A1 - BlackRock New York Municipal Opportunities Fund	Jun. 30, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in investment grade New York municipal bonds and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. New York municipal bonds may be obligations of a variety of issuers including governmental entities in New York and issuers located in Puerto Rico, the U.S. Virgin Islands and Guam. The interest on these obligations may not be exempt from the Federal Alternative Minimum Tax.
Municipal bonds also include short-term tax-exempt obligations, like municipal notes, variable rate demand obligations, private activity bonds and insured municipal bonds. The Fund may invest in both fixed rate and variable rate obligations.
The Fund may invest in bonds of any maturity. The Fund’s average weighted duration may vary significantly from time to time depending on the views of Fund management.
The Fund’s investment process begins with bottom-up, fundamental analysis focused on sector and security selection, and then incorporates a macroeconomic framework for evaluating and managing risk, including geographic, technical and economic risk. The Fund’s investment process is generally expected to place greater emphasis on duration management and capital structure compared to that of a more traditional municipal fixed-income fund. When selecting investments for the Fund, Fund management considers a variety of factors, including the credit quality of issuers and the yield and duration of the obligations.
The Fund is permitted to engage in transactions in derivatives, such as options or futures on a security or an index of securities (including, but not limited to, interest rate futures contracts, financial futures contracts and options thereon), for hedging purposes (including anticipatory hedges) or to seek to enhance returns. The Fund may also invest in other derivatives, such as swap agreements, including credit default swap agreements. Derivatives are financial instruments whose value is derived from another security or an index. Derivatives may allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. The Fund may also invest in indexed and inverse floating rate obligations.
The Fund may leverage its assets through the use of proceeds received through tender option bond transactions. In a tender option bond transaction, the Fund transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the Fund. The Fund may invest in TOB Residuals and may also invest in TOB Floaters. The Fund will look through to the underlying municipal bond held by a TOB Trust for purposes of the Fund’s 80% policy.
The Fund may invest up to 20% of its assets in securities that are not New York municipal bonds (including, but not limited to, taxable municipal bonds, U.S. Treasury and Government agency issues, and investment grade corporate bonds).
The Fund may also invest up to 20% of its assets in non-investment grade municipal bonds (high yield or junk bonds), including debt securities that at the time of purchase are in default or that the Fund’s management team believes will be in default.
The Fund may also buy when-issued securities and participate in delayed delivery transactions.
The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.